CSFB 2003-AR12 REVISED COMPUTATIONAL MATERIALS	April 11, 2003 (212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR12

$[925,000,000]

(Approximate)

Expected Investor Settlement Date:  April [30], 2003

DLJ Mortgage Capital, Inc.

Seller

Washington Mutual Mortgage Securities Corp.

Seller and Servicer

Fairbanks Capital Corp.

Servicer and Special Servicer

Cendant Mortgage Corporation

Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston LLC

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston LLC.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is revised; however, it will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston LLC trading desk at (212) 538-3831.

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating[1]	Original Balance (+/-5%)	Initial Coupon	Appx. $ Price	Avg. Life[2]	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin[3]	W.A. MTR
I-A-1	Senior/PT	AAA/Aaa	$[121,500,000]	[N/A]% [4]	[N/A]	[N/A]	[N/A]	Swaps	25	[N/A]	[34]
I-A-2	Senior/WAC/PT/ Mezz	AAA/[Aaa]	$[3,476,000]	[N/A]% [5]	[N/A]	[N/A]	[N/A]	Swaps	25	[N/A]	[34]
I-X	Senior/Interest Only	AAA/Aaa	Notional	[N/A]% [6]	[N/A]	[N/A]	[N/A]	[N/A]	25	[N/A]	[34]
II-A-1	Senior/WAC/PT	AAA/Aaa	$[247,615,000]	[N/A]% [7]	[N/A]	[N/A]	[N/A]	Swaps	25	[N/A]	[58]
II-A-2	Senior/PT	AAA/Aaa	$[25,000,000]	[N/A]% [8]	[N/A]	[N/A]	[N/A]	Swaps	25	[N/A]	[58]
II-X	Senior/Interest Only	AAA/Aaa	Notional	[N/A]% [9]	[N/A]	[N/A]	[N/A]	[N/A]	25	[N/A]	[58]
III-A-1	Senior/Floater	AAA/Aaa	$[270,000,000]	[TBA]% [10]	[100-00]	[3.15]	[36]	1M LIBOR	25	[N/A]	[3]
III-X-A-1	Senior/Interest Only	AAA/Aaa	Notional	[TBA ]% [11]	[TBA]	[TBA]	[TBA]	[TBA]	25	[N/A]	[TBA]
AR	Senior/Residual	AAA/NR	$[100]	[N/A]% [12]	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]	[N/A]
IV-A-1	Senior/Floater	AAA/Aaa	$[167,000,000]	[TBA]% [13]	[100-00]	[3.06]	[40]	1M LIBOR	25	[N/A]	[30]
C-B-1	Subordinate/WAC	AA/[Aa3]	$[TBA]	[TBA]% [14]	[TBA]	[N/A]	[TBA]	Treasury	25	[N/A]	[31]
C-B-2	Subordinate/WAC	A/[A3]	$[TBA]	[TBA]% [13]	[TBA]	[N/A]	[TBA]	Treasury	25	[N/A]	[31]
C-B-3	Subordinate/WAC	BBB/[Baa3]	$[TBA]	[TBA]% [13]	[TBA]	[N/A]	[TBA]	Treasury	25	[N/A]	[31]
IV-M-1	Subordinate/Floater	AA/Aa2	$[3,900,000]	[TBA]% [15]	[100-00]	[5.20]	[100]	1M LIBOR	25	[N/A]	[30]
IV-M-2	Subordinate/Floater	A/A2	$[3,000,000]	[TBA]% [16]	[100-00]	[4.33]	[195]	1M LIBOR	25	[N/A]	[30]

Information is REVISED and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

______________

1

The Group I, Group II, Group III and Group IV Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) may be rated by one or both rating agencies.  Neither the Class C-B-6 nor the Class IV-X Certificates will be rated.

2

The weighted average life to respective weighted average reset dates is shown with respect to the Group I, Group II, and Class C-B-1, Class C-B-2, and Class C-B-3 Certificates.  The weighted average life to optional termination is shown with respect to the Group III and Group IV Certificates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [N/A]% per annum.  Through the distribution date in [December 2005], the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [N/A]%.  After the distribution date in [December 2005], the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

5

The initial pass-through rate on the Class I-A-2 Certificates is expected to be approximately [N/A]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-2 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class I-X Certificates is expected to be approximately [N/A]% per annum.  The notional amount of the Class I-X Certificates will equal the Class I-A-1 Certificate principal balance.  Through the distribution date in [December 2005], the per annum pass-through rate on the Class I-X Certificates is expected to be approximately [N/A]%.  After the distribution date in [December 2005], the per annum pass-through rate on the Class I-X Certificates will be zero (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [N/A]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

8

The initial pass-through rate on the Class II-A-2 Certificates is expected to be approximately [N/A]% per annum.  Through the distribution date in [December 2007], the per annum pass-through rate on the Class II-A-2 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less [N/A]%.  After the distribution date in [December 2007], the per annum pass-through rate on the Class II-A-2 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less [0.02]% (30/360 accrual basis, 24 day delay).

9

The initial pass-through rate on the Class II-X Certificates is expected to be approximately [N/A]% per annum.  The notional amount of the Class II-X Certificates will equal the Class II-A-2 Certificate principal balance.  Through the distribution date in [December 2007], the per annum pass-through rate on the Class II-X Certificates is expected to be approximately [N/A]%.  After the distribution date in [December 2007], the per annum pass-through rate on the Class II-X Certificates will be zero (30/360 accrual basis, 24 day delay).

10

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [0.36]%, (ii) the Net WAC of the group III mortgage loans, and (iii) [11.75]% (30/360 accrual basis, 0 day delay).  After the optional termination date for the groups I, II, and III mortgage loans, the Class III-A-1 certificate margin will increase to [0.72]%.

11

The initial pass-through rate on the Class III-X-A-1 is expected to be approximately [TBA]% (30/360, .  The notional amount of the Class III-X-A-1 will equal the Class III-A Certificate principal balance.

12

The initial pass-through rate on the Class AR Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group III mortgage loans (30/360 accrual basis, 24 day delay).

13

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [0.40]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans, the Class IV-A-1 certificate margin will increase to [0.80]%.

14

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [N/A]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, and group III mortgage loans (in the case of groups I and II, less 0.02%) as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

15

The initial pass-through rate on the Class IV-M-1 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-M-1 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.00]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-1 certificate margin will increase to [1.50]%.

16

The initial pass-through rate on the Class IV-M-2 Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-M-2 Certificates will equal the least of (i) the sum of one-month LIBOR for that distribution date plus [1.95]%, (ii) the net funds cap, and (iii) [11.00]% (ACT/360, 0 day delay).  After the optional termination date for the group IV mortgage loans the Class IV-M-2 certificate margin will increase to [2.45]%.

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating[1]	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin[2]	W.A. MTR
C-B-4	Subordinate/WAC	BB/[Ba3]	[TBA]	[TBA]%[3]	[TBA]	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
C-B-5	Subordinate/WAC	B/[B3]	[TBA]	[TBA]%[3]	[TBA]	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
C-B-6	Subordinate/WAC	NR/NR	[TBA]	[TBA]%[3]	[TBA]	[TBA]	[TBA]	[TBA]	25	[TBA]	[TBA]
IV-X	OC/Excess Interest	NR/NR	$[0.00]	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

______________

1

The Group C-B Certificates (other than the Class C-B-6 Certificates) may be rated only by one or both rating agencies. Neither the Class C-B-6 Certificates nor the Class IV-X Certificates will be rated.

2

Based on weighted average information on the assumed collateral as of the Cut-off Date.

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [TBA]% per annum.  After the first distribution date, the per annum pass-through rate on the Group C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, and group III mortgage loans (in the case of groups I and II, less 0.02%) as further described in the prospectus supplement (30/360 accrual basis, 24 day delay).

II.

COLLATERAL SUMMARY

NOTE:  REVISED INFORMATION CONTAINED HEREIN REFLECTS THE APRIL 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[5.118]%	Average Loan Balance	$[382,488.71]
WA Net WAC	[4.762]%	Maximum Loan Balance	$[1,385,800.01]
WA Gross Margin	[2.273]%	California Concentration	[45.22]%
WA Net Margin	[1.917]%	WA Original LTV	[71.45]%
Index: 1 Year LIBOR	[37.4]%	WA Credit Score	[713]
6 Month LIBOR	[61.2]%	Full Doc	[38.5]%
1 Year CMT	[1.4]%	Reduced Doc	[51.1]%
WA Months to Reset	[34]
Interest Only Loans	[59.89]%
WAM	[358]

LOAN GROUP II COLLATERAL DETAILS
WAC	[5.605]%	Average Loan Balance	$[383,371.83]
WA Net WAC	[5.215]%	Maximum Loan Balance	$[1,453,900.00]
WA Gross Margin	[2.329]%	California Concentration	[66.60]%
WA Net Margin	[1.938]%	WA Original LTV	[73.99]%
Index: 1 Year CMT	[2.2]%	WA Credit Score	[715]
6 Month LIBOR	[87.1]%	Full Doc	[31.9]%
1 Year LIBOR	[10.7]%	Reduced Doc	[62.4]%
WA Months to Reset	[58]
Interest Only Loans	[69.84]%
WAM	[358]

LOAN GROUP III COLLATERAL DETAILS
WAC	[3.616]%	Average Loan Balance	$[361,232.74]
WA Net WAC	[3.360]%	Maximum Loan Balance	$[1,999,999.99]
WA Gross Margin	[2.071]%	Georgia Concentration	[54.53]%
WA Net Margin	[1.815]%	WA Original LTV*	[76.24]%
Index: 1 Month LIBOR	[27.9]%	WA Credit Score	[714]
6 Month LIBOR	[72.1]%	Full Doc	[97.4]%
WA Months to Reset	[3]	Reduced Doc	[0.3]%
Interest Only Loans	[99.81]%
WAM	[291]	*Reflects “Additional Collateral”

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  REVISED INFORMATION CONTAINED HEREIN REFLECTS THE APRIL 1, 2003 CUT-OFF DATE SCHEDULED BALANCES.

AGGREGATE LOAN GROUPS I, II, AND III COLLATERAL DETAILS
WAC	[4.709]%	Average Loan Balance	$[373,937.28]
WA Net WAC	[4.379]%	Maximum Loan Balance	$[1,999,999.99]
WA Gross Margin	[2.214]%	California Concentration	[35.78]%
WA Net Margin	[1.884]%	WA Original LTV*	[74.42]%
Index: 1 Month LIBOR	[11.3]%	WA Credit Score	[714]
6 Month LIBOR	[76.2]%	Full Doc	[59.6]%
1 Year LIBOR	[11.3]%	Reduced Doc	[35.2]%
1 Year CMT	[1.2]%
WA Months to Reset	[31]
Interest Only Loans	[80.11]%
WAM	[331]	*Reflects “Additional Collateral”

LOAN GROUP IV COLLATERAL DETAILS
WAC	[7.235]%	Average Loan Balance	$[224,156.09]
WA Net WAC	[6.925]%	Maximum Loan Balance	$[999,000.00]
WA Gross Margin	[4.605]%	California Concentration	[50.82]%
WA Net Margin	[4.295]%	WA Original LTV	[79.38]%
Index: 1 Year MTA	[0.3]%	WA Credit Score	[682]
6 Month LIBOR	[97.1]%	Full Doc	[10.6]%
1 Year LIBOR	[0.1]%	Reduced Doc	[33.0]%
1 Year CMT	[2.5]%
WA Months to Reset	[30]
Interest Only Loans	[2.27]%
WAM	[356]

III.

NET WAC CAP

Net WAC Cap:

In the case of the Class III-A-1 Certificates, the weighted average of the net mortgage rates for the group III mortgage loans, or the “Net WAC Cap”.

If on any Distribution Date the certificate pass-through rate of the Class III-A-1 Certificates is subject to the Net WAC Cap, such Certificates will be entitled to payment from available amounts in the Class III-A-1 Basis Risk Reserve Fund (as described below), of an amount equal to the excess of the (i) interest accrued at the respective certificate pass-through rate (without giving effect to the Net WAC Cap, but only up to 11.75%) over (ii) the amount of interest received on such Certificates based on the Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable certificate pass-through rate without giving effect to the Net WAC Cap, but only up to 11.75%) (together, the “Basis Risk Shortfall Amount”).

Class III-A-1 Basis Risk Reserve Fund:

As of the Closing Date, the “Class III-A-1 Basis Risk Reserve Fund” will be established on behalf of the Class III-A-1 Certificates.  The Class III-A-1 Basis Risk Reserve Fund will be funded with an initial deposit of $1,500 and will be further funded by amounts that would otherwise be distributed to the Class III-X-A-1 Certificates pursuant to priority 1 in “Certificates’ Priority of Distributions” herein.  The Class III-A-1 Basis Risk Reserve Fund will not be an asset of the REMIC.  The holders of the Class III-X-A-1 Certificates will be treated as owners of the Class III-A-1 Basis Risk Reserve Fund for federal income tax purposes.  The Class III-A-1 Certificates will be entitled to receive payments from the Class III-A-1 Basis Risk Reserve Fund in an amount equal to their Basis Risk Shortfall Amount.  [Any amounts remaining in the Class III-A-1 Basis Risk Reserve Fund after such distributions will be distributed to the Class III-X-A-1 Certificates.]

On each Distribution Date, current interest that would otherwise be distributable with respect to the Class III-X-A-1 Certificates will be deposited instead into the Class III-A-1 Basis Risk Reserve Fund to the extent of the Required Reserve Fund Deposit.  For any Distribution Date, the “Required Reserve Fund Deposit” for the Class III-X-A-1 Certificates will be an amount equal to the lesser of (i) the current interest for the Class III-X-A-1 Certificates for such Distribution Date and (ii) the amount required to bring the balance on deposit in the Class III-A-1 Basis Risk Reserve Fund up to an amount equal to the sum of (a) the Basis Risk Shortfalls for such Distribution Date with respect to the Class III-A-1 Certificates and (b) $1,500.

IV.

NET FUNDS CAP

Group IV Net Funds Cap:

The annual pass-through rate on each Class of the Group IV Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group IV mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group IV Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group IV Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Group IV Basis Risk Reserve Fund”). The source of funds on deposit in the Group IV Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class IV-X Certificates.

V.

CREDIT ENHANCEMENT (Groups I, II and III)

Subordination:

The Group I, Group II and Group III Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II and III mortgage loans prior to the Group I, Group II and Group III Certificates.  In addition, Realized Losses, other than Excess Losses, that would otherwise be allocated to the Class I-A-1 Certificates will instead be allocated to the Class I-A-2 Certificates, until its Class Principal Balance has been reduced to zero.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II and III will initially equal [6.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [TBD]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [TBD]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [TBD]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II and III mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II and Group III Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the [seventh] anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage on or after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Cross-Collateralization:

In certain limited circumstances, principal and interest collected from any of the loan group I, II and III mortgage loans may be used to pay principal or interest, or both, to Senior Certificates (other than the Group IV Certificates) unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II and III; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, or Group III Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II and III will equal the aggregate principal balance of the Groups I, II, III and C-B Certificates.

VI.

CREDIT ENHANCEMENT (Group IV)

Overcollateralization:

The group IV mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group IV Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group IV Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group IV mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group IV mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group IV mortgage loans.

Subordination:

The Class IV-A-1 Certificates will have a payment priority over the Group IV Subordinate Certificates.  Each class of Group IV Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group IV mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group IV Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group IV Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I and group II mortgage loans will be allocated to Group IV available funds increasing available excess interest.  These interest payments will be added to the Group IV available funds concurrently with interest distributions being made on the Group I and II Certificates.

VII.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2003-AR12.
Depositor:	[Credit Suisse First Boston Mortgage Securities Corp.]
Sellers:	DLJ Mortgage Capital, Inc.; Washington Mutual Mortgage Securities Corp. (“WMMSC”).
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); WMMSC; Cendant Mortgage Corporation.
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston LLC.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	April 1, 2003.
Pricing Date:	On or about April [TBA], 2003.
Closing Date:	On or about April [29], 2003.
Inv. Settlement Date:	On or about April [30], 2003.
Offered Certificates:

Class I-A-1, Class I-A-2, and Class I-X (the “Group I Certificates”);

Class II-A-1, Class II-A-2, and Class II-X Certificates (the “Group II Certificates”);

Class III-A-1, Class III-X-A-1, and Class AR Certificates (the “Group III Certificates”)

Class IV-A-1 Certificates (the “Group IV Senior Certificates”);

Class IV-M-1 and Class IV-M-2 Certificates (the “Group IV Subordinate Certificates,” and together with the Group IV Senior Certificates and the Class IV-X Certificates, the “Group IV Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates and Group IV Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group IV Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class IV-X Certificates.
Distribution Dates:	The 25th day of each month or, if such day is not a business day, then the next succeeding business day, beginning in May 2003.
Accrual Periods:

For any distribution date, the Ooffered Ccertificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date; except for the Class III-A-1 Certificates, which accrue on a 30/360 basis during the period commencing on the 25th day of the month immediately preceding month in which the Distribution Date occurs (or the closing date, in the case of the first accrual period) and ending on the 24th day of the month in which such Distribution Date occurs; and the Group IV Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Class III-A-1 and Group IV Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, and group III mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, and group III mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group IV mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group IV mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group IV Certificates.

Certificate Ratings:

The Offered Certificates are expected to be rated by Moody’s Investors Service Inc. (“Moody’s”) and/or Standard & Poor’s Ratings Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by one or both of Moody’s and S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[925,251,237] and consists of approximately [2,802] adjustable rate mortgage loans secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust monthly, semi-annually or annually based on an index plus a margin.  The mortgage pool consists of four groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group II is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group III is generally comprised of mortgage loans with an initial fixed period of 1 or 6 months; and Group IV is comprised of mortgage loans with an initial fixed rate period of 1 or 6 months and 2, 3, or 5 years.

NOTE:  Information contained herein reflects the April 1, 2003 Cut-off Date scheduled balances. Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III and IV will equal the aggregate principal balance of the Groups I, II, III, IV and C-B Certificates.

Number of

Cut-off Date

Designation

Mortgage Loans

Principal Balance

Group I

[363]

$[138,843,402]

Group II

[790]

$[302,863,745]

Group III

[831]

$[300,184,406]

Group IV

[818]

$[183,359,681]

Approximately [59.89]%, [69.84]%, and [2.27]% of the groups I, II and IV mortgage loans, respectively, require only payments of interest during the initial fixed period.

Approximately [3.40]% of the group III mortgage loans require only payments of interest for the first 5 years of the mortgage and [96.42]% of the group III mortgage loans require only payments of interest for the first 10 years of the mortgage.

Approximately [2.68]% of the group III mortgage loans are partially collateralized by “Additional Collateral” as described in the prospectus supplement.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates and the Class IV-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The Offered Certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.
Priority of Distributions (Groups I, II and III):	Distributions will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related Senior Certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal or Notional Balances; provided, however, that on each Distribution Date, to the extent amounts are required to be deposited in the Class III-A-1 Basis Risk Reserve Fund, certain amounts otherwise distributable to the Class III-X-A-1 Certificates pursuant to this clause 1 will be deposited in the Class III-A-1 Basis Risk Reserve Fund and will not be distributed to such classes.or notional amounts, as applicable;

2. Second, to the related Senior Certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I, II and III)”;

3.  Third, from the Class III-A-1 Basis Risk Reserve Fund, for payment to the Class III-A-1 of any Basis Risk Shortfall Amounts related to such class for such date

4. Fourth, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
5. Fifth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I, II and III):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class I-A-1 and Class I-A-2 Certificates, pro rata, until their Class Principal Balances have been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 and Class II-A-2 Certificates, pro rata, until their Class Principal Balances have been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class AR and Class III-A-1 Certificates, sequentially, in that order, in each case until the Class Principal Balance of such class has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal to the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

Distributions of Interest (Group IV): Distributions of Principal (Group IV):

The pass-through rate for each class of Group IV Certificates, other than the Class IV-X Certificates, for each distribution date is a per annum rate equal to the lesser of (i) the sum of the one-month LIBOR for that distribution date plus the related certificate margin, (ii) the Group IV Net Funds Cap, and (iii) [11.00%].

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class IV-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class IV-M-1 Certificates, the Class IV-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class IV-M-2 Certificates, the Class IV-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group IV)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

Distribution of Monthly Excess Cashflow (Group IV):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group IV Certificates equals the Aggregate Loan Balance of the group IV mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group IV Certificates, in the following order of priority:

(a)

to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class IV-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class IV-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group IV)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class IV-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class IV-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class IV-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class IV-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class IV-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class IV-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class IV-M-2 Certificates, any Deferred Amount for such class;

(9)   to the Group IV Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(10) to the Class IV-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(11) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (11).

VIII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Murphy Vice President Whole Loan ARM Trading & Structuring	212-538- 3734	212-743-5384	mailto:brian.murphy.2@csfb.com
Andrew Belcher Associate Whole Loan ARM Structuring	212-538- 3831	212-743-5384	mailto:andrew.belcher@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com
Bruce Kaiserman Vice President	212-538-1962	917-326-7936	mailto:bruce.kaiserman@csfb.com
Josef Bittman Associate	212-538-6611	212-325-8334	mailto:josef.bittman@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-325-8334	mailto:mark.roszko@csfb.com
Kristy Avila Associate	212-325-6926	212-743-4740	mailto:kristy.avila@csfb.com